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                                                                  EXHIBIT 1(10)

                               APPLICATION

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ALLMERICA FINANCIAL
LIFE INSURANCE AND          440 Lincoln Street
ANNUITY COMPANY             Worcester, MA 01653      [DELAWARE SPL APPLICATION]

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1 PAYMENT   The monetary contribution to the policy.

 CHECK ONE:
/ / I have enclosed a check for my initial payment of $____________ and have received a conditional receipt.
     (Please make check payable to Allmerica Financial)

/ / My initial payment will be transferred from another insurance company. Approximate amount $____________. The amount of insurance purchased will be the minimum allowed by the IRS Guideline Single Premium unless you designate a higher amount $_________________________. (Please attach Transfer of Assets form)

2 ALLOCATION   How I want my payment allocated.

ALLOCATE MY PAYMENT AS FOLLOWS: Please use whole percentages.
[You may allocate your payment to no more than [14] of the [14] variable accounts listed below and the Fixed Account.]

YOUR TOTAL ALLOCATION MUST EQUAL 100%
   ________ %
   ________ %
   ________ %
   ________ %
     100%   % TOTAL

 Any future payment will be allocated according to this selection unless changed by me.

3 ACCOUNT REBALANCING

/ /  I elect Automatic Account Rebalancing of the variable
     accounts to the allocations specified in Section 2, above.
     / / Monthly   / / Quarterly   / / Semi-Annually   / / Annually

 (Automatic Account Rebalancing and Dollar Cost Averaging cannot be in effect simultaneously.)

4 DOLLAR COST AVERAGING

 Select ONE account from which to transfer money. Be sure you have money allocated to this account in Section 2.
 Transfer $____________ ($100 Minimum)

 [FROM:  / / Fixed Account or
         / / Select Income* or / / Money Market*
         (*This account cannot be selected in the allocation below.)]

 EVERY:  / / Month   / / Quarter   / / 6 Mos.   / / 12 Mos.

INTO:  ________ %
       ________ %
       ________ %
       ________ %
          100%  % TOTAL

5 INSURED   The person upon whose life this insurance coverage is proposed.
            For second insured, complete Form AS-426.


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First Name                   Middle                      Last

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Street Address

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City                              State                       Zip
(        )
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Daytime Telephone Number                                Years at this Address
     /     /                 / / M    / / F
-------------------               Sex                         ---------------
Date of Birth                                                 State of Birth

-------------------------------------              --------------------------
Social Security/Tax I.D. Number                    Driver's License Number


6 OWNER    The person or entity exercising the policy's contractual rights.

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First Name                   Middle                      Last

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Street Address

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City                              State                       Zip

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Social Security/Tax I.D. Number                     Date of Trust


AS-401                               Page 1                              (12/97)


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7 BENEFICIARY

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Name of Primary Beneficiary                         Relationship to Insured

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Name of Contingent Beneficiary                      Relationship to Insured

8 REPLACEMENT OF OTHER CONTRACTS

WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY?

/ / Yes    / / No

If yes, list company name and policy number:

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9 TELEPHONE ACCESS

I WILL AUTOMATICALLY BE ABLE TO TRANSFER ACCOUNT VALUES AND CHANGE THE ALLOCATION OF FUTURE INVESTMENTS BY TELEPHONE OR FAX UNLESS I CHECK THE BOX BELOW.

/ / I DO NOT Accept the Telephone Access privilege.

(Please see additional information in the authorization and Signature Section)

10 INFORMATION ABOUT THE INSURED

   10a  CURRENT EMPLOYMENT.

        Employer's Name:
                        -------------------------------------------------------
        Occupation and Responsibilities:
                                        ---------------------------------------

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   10b INCOME

       My annual earned income is            $
                                              --------------
       My annual unearned income is          $
                                              --------------
       My net worth is                       $
                                              --------------

   10c DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES, CIGARS,
       PIPES, OR USED CHEWING TOBACCO.

       / / Yes      / / No

   10c  Height                    Weight
              ----------------          ----------------

11 MEDICAL HISTORY

   11a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR HEART, LIVER,
       LUNG, OR KIDNEY TROUBLE, HIGH BLOOD PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.

       / / Yes      / / No

   11b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR IMMUNE
       SYSTEM DISORDER INCLUDING ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED COMPLEX, OR ANOTHER IMMUNE DISORDER.

       / / Yes      / / No

   IF YOU ANSWERED "YES" TO 11a OR 11b, PLEASE COMPLETE ITEMS 11c THROUGH 11f:

   11c I HAVE BEEN DIAGNOSED OR TREATED FOR:
                                            -----------------------------------

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   I AM CURRENTLY BEING TREATED:   / / YES     / / NO

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   Primary Physician's Name

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   Health Care Provider

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   Street Address

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   City                                    State                Zip
   (     )                                           /        /
   ------------------------------------    ------------------------------------
   Telephone                               Date of Last Visit

  11d DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR INTEND TO
      PARTICIPATE IN:

      / / Scuba Diving  / / Skydiving  / / Land/Water Racing
      / / Hang Gliding or similar flying activity

  11e DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO FLY, AS A
      TRAINEE, PILOT, OR CREW MEMBER.

      / / Yes      / / No

  11f DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR VEHICLE LICENSE
      SUSPENDED OR REVOKED, OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.

      / / Yes      / / No

  AUTHORIZATIONS AND SIGNATURES

                 AUTHORIZATION TO OBTAIN INFORMATION

  To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described about the proposed insured:

  I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto Rico Bureau of Income Tax, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

  The information obtained will be used to determine if the proposed insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

  I understand that Allmerica Financial Life Insurance and Annuity Company is authorized to honor telephone requests by me or by individuals authorized by me, to transfer account values among sub-accounts and to change the allocation of my future payments. I also understand that withdrawal of funds from my policy cannot be transacted by telephone or fax instructions.

                    VARIABLE PRODUCT DISCLOSURE

  I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY POLICY VALUE OF THE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PAYMENTS.

                  ACKNOWLEDGEMENTS AND AGREEMENTS

  I acknowledge receipt of current Prospectuses describing the [Delaware SPL] policy that I am applying for, and the underlying funds.

  It is agreed that: (1) The application consists of this application form, the medical questionnaire, if any, and the information on the Second Insured form, if it applies; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has (have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

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  Signature of Insured                                    Date

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  Print Name of Insured

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  Signed at City                                           State



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  Signature of Owner (if other than Insured)               Date

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  Print Name of Owner

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  Signed at City                                           State


                                   Page 3

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 FOR FINANCIAL REPRESENTATIVE USE ONLY

  Does the policy applied for replace an existing annuity or life insurance policy?

  / / Yes      / / No

  If yes, attach replacement forms as required.

  As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded to the best of my knowledge and belief.

  Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.



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  Signature of Registered Representative                     Date

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  Print Name of Registered Representative                    Reg Rep #

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  TR Code (Indicate A, B, or C)

  (    )                              (    )
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  Telephone                           Fax

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  Name of Broker/Dealer                             Branch #

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  Branch Office Street Address

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  City                                  State                Zip

REMARKS:  ---------------------------------------------------------------------

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                           FOR HOME OFFICE USE ONLY

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                                   Page 4

ALLMERICA FINANCIAL
LIFE INSURANCE AND       440 Lincoln Street       INFORMATION ON SECOND INSURED
ANNUITY COMPANY          Worcester, MA 01653      [DELAWARE SPL APPLICATION]

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1 SECOND INSURED

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First Name                        Middle                       Last

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Street Address

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City                                 State                         Zip

(   )
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Daytime Telephone Number                               Years at this Address


------------------           / / M  / / F                  ---------------
Date of Birth                    Sex                       State of Birth

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Social Security/Tax I.D. Number                   Driver's License Number

2 OWNER AND BENEFICIARY

  The Owner and Beneficiary are as indicated in Section 6 and 7 of the accompanying [SPL] application. If Section 6 is Left blank, the owner will be the insured listed in section 5 Of the [SPL] application.

3 REPLACEMENT OF OTHER CONTRACTS

  WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE
  POLICY?

  / / Yes    / / No

  If yes, list company name and policy number:

  -----------------------------------------------------------------------------

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4 INFORMATION ABOUT THE INSURED

  4a  CURRENT EMPLOYMENT.

      Employer's Name:
                       --------------------------------------------------------
      Occupation and Responsibilities:
                                       ----------------------------------------

      -------------------------------------------------------------------------

  4b INCOME

     My annual earned income is            $
                                             --------------
     My annual unearned income is          $
                                             --------------
     My net worth is                       $
                                             --------------

  4c DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES, CIGARS,
     PIPES, OR USED CHEWING TOBACCO.

     / / Yes    / / No

  4d  Height                    Weight
            ----------------          ----------------

5 MEDICAL HISTORY

  5a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR HEART, LIVER,
     LUNG, OR KIDNEY TROUBLE, HIGH BLOOD PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.

     / / Yes    / / No

  5b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR IMMUNE
     SYSTEM DISORDER INCLUDING ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED COMPLEX, OR ANOTHER IMMUNE DISORDER.

     / / Yes    / / No

  IF YOU ANSWERED "YES" TO 5a OR 5b, PLEASE COMPLETE ITEMS 5C THROUGH 5F:

  5c  I HAVE BEEN DIAGNOSED OR TREATED FOR:
                                           ------------------------------------

      -------------------------------------------------------------------------

      -------------------------------------------------------------------------

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      I AM CURRENTLY BEING TREATED:     / / YES    / / NO

      -------------------------------------------------------------------------
      Primary Physician's Name

      -------------------------------------------------------------------------
      Health Care Provider

      -------------------------------------------------------------------------
      Street Address

      -------------------------------------------------------------------------
      City                                    State                Zip
      (     )                                           /        /
      -------------------------------------    --------------------------------
      Telephone                                Date of Last Visit


  5d DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR INTEND TO PARTICIPATE IN:

      / / Scuba Diving  / / Skydiving  / / Land/Water Racing
      / / Hang Gliding or similar flying activity

  5e DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO FLY, AS A TRAINEE, PILOT, OR CREW MEMBER.

      / / Yes    / / No

  5f DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR VEHICLE LICENSE SUSPENDED OR REVOKED, OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.

      / / YES    / / No

  AUTHORIZATIONS AND SIGNATURES

               AUTHORIZATION TO OBTAIN INFORMATION

  To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), Consumer reporting Agencies, other insurance support organizations, the United States Internal Revenue Service, The Puerto Rico Bureau of income tax, and other persons who have the types of information described about the proposed insured:

  I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto Rico Bureau of Income Tax, which the Company believes it needs to perform The business functions described below. I also authorize the company to give the mib health or non-medical information it has about me and that of any minor member of my family applying for insurance.

  The information obtained will be used to determine if the proposed insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

                      ACKNOWLEDGEMENTS AND AGREEMENTS

  It is agreed that: (1) The application consists of this Application form, the medical questionnaire, if any, and the information on the Second insured form; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

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  Signature of Second Insured                               Date

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  Print Name of Second Insured

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  Signed at City                                            State



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  Signature of Owner (if other than insured)                Date

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  Print Name of Owner

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  Signed at City                                            State


                                   Page 2